SUPPLEMENT TO THE
FIDELITY(registered trademark) ADVISOR
EUROPE CAPITAL
APPRECIATION FUND
INSTITUTIONAL CLASS
DECEMBER 29, 1999 PROSPECTUS

The following information replaces similar information found in the "Fund Management" section on page 20.

Effective April 2000, Ian Hart is portfolio manager of Fidelity
Advisor Europe Capital Appreciation Fund. Mr. Hart joined Fidelity in 1994 as an equity research analyst covering the European retail and diversified industrial sectors.